Skillz Reports 2023 Fourth Quarter and Full Year 2023 Results

LAS VEGAS, March 14, 2024-- Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today reported financial results for the fourth quarter and fiscal year ended December 31, 2023.

Fourth Quarter 2023 Financial Highlights:
•Revenue of $29.1 million
•Gross profit of $25.7 million
•Net loss of $20.8 million
•Adjusted EBITDA1 of $(12.3) million.
•Paying monthly active users (PMAU)2 of 137,000
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $70.3
•Total operating expenses of $48.3 million

Full Year 2023 Financial Highlights:
•Revenue of $150.1 million
•Gross profit of $134.7 million
•Net loss of $106.7 million
•Adjusted EBITDA1 of $(70.1) million
•Paying monthly active users (PMAU)2 of 179,000
•Average Revenue Per Paying Monthly Active User (ARPPU)3 of $70.0
•Total operating expenses of $250.7 million
•Cash, cash equivalents, and marketable securities of $302.0 million as of December 31, 2023
•Total outstanding debt of $123.9 million as of December 31, 2023

“We made steady progress throughout 2023 with our strategic initiatives to position Skillz to deliver consistent top-line growth and positive Adjusted EBITDA,” said Andrew Paradise, Skillz’ CEO. “This progress includes improving user economics, which have benefitted from the introduction of new features that increase player engagement and monetization. In addition, the payback period on our customer acquisition costs exiting the year was significantly shorter than it was entering 2023 and it has continued to improve to-date in 2024. Importantly, after declines in our paying audience throughout 2023, we significantly slowed the decline in the beginning of 2024, and are tracking to a more stable audience. We are now beginning to transition our efforts toward scaling the business to generate future profitable growth. Our continued execution on our strategic initiatives puts Skillz on track to achieve our goal of generating positive Adjusted EBITDA on a run-rate basis by the fourth quarter of this year.”

Gaetano Franceschi, Skillz’ CFO, added, “We continue to demonstrate prudent management of the business as reflected in the quarterly sequential improvements in our Adjusted EBITDA loss for every quarter of 2023, with the fourth quarter loss being 41% less than in the first quarter. Our focus on managing operating expenses is similarly driving improvement in our quarterly operating cash burn and, combined with our strong cash position of more than $300 million at 2023 year-end, provides us with the flexibility to invest in our key initiatives such as new product features that provide our players with a better experience which in turn will create value for our shareholders.”

1. Adjusted EBITDA is a non-GAAP metric; for a reconciliation of each measure against its most comparable GAAP metric, please see the section titled “Use of Non-GAAP Financial Measures” in this press release.
2. “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.
3. “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.

Investor Conference Call
Skillz will host a live conference call at 4:30 p.m. ET today. To access the call, please register using the following link:https://www.netroadshow.com/events/login?show=81fbf945&confId=61498. After registering, an email will be sent, including dial-in details and a unique conference call access code and PIN required to join the live call. Access to the live audio webcast of the discussion in listen-only mode will also be available at investors.skillz.com

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the conference call will be available through Thursday, March 21, 2024, and can be accessed by dialing (866) 813-9403 (US) or (929) 458-6194 (international) and entering the passcode 189136.

About Skillz Inc.
Skillz is the leading mobile games platform dedicated to bringing out the best in everyone through competition. The Skillz platform helps developers create multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual eSports tournaments for millions of mobile players worldwide, with the goal of building the home of competition for all. Skillz has earned recognition as one of Fast Company’s Best Workplaces for Innovators, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, Fast Company’s Most Innovative Companies, and the number-one fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA, which is a non-GAAP performance measure that the Company uses to supplement its results presented in accordance with U.S. GAAP. The Company’s management believes Adjusted EBITDA is useful in evaluating its operating performance and is a similar measure reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing this non-GAAP measure, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Non-GAAP operating expense is also included in this press release, which is a non-GAAP financial measure. The Company’s management believes non-GAAP operating expense is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing operating performance and identifying operating trends in its business. The Company uses non-GAAP operating expense internally to facilitate period-to-period comparisons and analysis in order to make operating decisions. As required by the rules of the SEC, the Company has provided herein a reconciliation of Adjusted EBITDA and non-GAAP operating expense to the most directly comparable measures under GAAP. Adjusted EBITDA and non-GAAP operating expense are not intended to be substitutes for any U.S. GAAP financial measures and, as calculated, may not be comparable to other similarly titled financial measures of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net loss before interest expense, net; (benefit) or provision for income taxes; depreciation and amortization, and other income or expense, net; as further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, change in fair value of common stock warrant liabilities, acquisition-related expenses, impairment charges, loss contingency accruals, restructuring charges and one-time nonrecurring expenses. The Company defines and calculates non-GAAP operating expense as GAAP operating expense adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to acquisition-related expenses for transaction costs, certain loss contingency accruals and restructuring charges, as they are not indicative of business operations.

The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis as it is unable to provide a meaningful calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact the most directly comparable forward-looking U.S. GAAP financial measures that have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted. Forward-looking non-GAAP financial measures provided without the most directly comparable U.S. GAAP financial measures may vary materially from the corresponding U.S. GAAP financial measures.

Preliminary Results and 10-K Extension

The Company is in the process of completing its financial statements and other disclosures for the fiscal year ended December 31, 2023. As a result, the Company will file an extension for the filing of our Annual Report on Form 10-K for the year ended December 31, 2023. Accordingly, we are announcing preliminary results for the year, which are based on currently available information and are subject to revision as management completes its internal review. Our independent registered public accounting firm has not finalized its review of these preliminary financial results or its audit of the financial statements for the year ended December 31, 2023. Actual results may differ from these preliminary financial results and other financial information due to the completion of our internal procedures, the audit of our financial statements, final adjustments and other developments that may arise between now and the time the results are finalized. Further disclosure is included in the Form 12b-25 filed with the Securities and Exchange Commission. We expect to file our Annual Report on Form 10-K for the year ended December 31, 2023 by March 29, 2024.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers who develop and update the games hosted on Skillz’ platform; drive brand awareness with end users; invest in growth and development of employees; comply with laws, regulations and expectations applicable to its business, including with respect to cybersecurity and corporate governance matters; mitigate the commercial, reputational and regulatory risks to our business; remediate during fiscal year 2024 certain non- fully remediated material weaknesses in our internal controls over financial reporting. Additional factors that may cause such differences include other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contacts:
Investors: ir@skillz.com
or
James Leahy, Richard Land
JCIR
(212) 835-8500 or sklz@jcir.com

Media: press@skillz.com

Skillz Inc.
Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)
(in thousands, except for number of shares and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$29,138	$46,872	$150,113	$269,709
Costs and expenses:
Cost of revenue	3,455	4,916	15,379	30,718
Research and development	3,391	7,425	28,148	52,265
Sales and marketing	23,051	34,458	122,560	277,014
General and administrative	21,898	22,478	99,977	163,018
Impairment of goodwill and long-lived assets	2,880	116,821	3,335	168,051
Total costs and expenses	54,675	186,098	269,399	691,066
Loss from operations	(25,537)	(139,226)	(119,286)	(421,357)
Gain on extinguishment of debt	—	—	15,205	2,553
Interest income (expense), net	4,315	(4,432)	(3,171)	(26,545)
Change in fair value of common stock warrant liabilities	—	599	278	6,004
Other income (expense), net	411	(273)	508	125
Loss before income taxes	(20,811)	(143,332)	(106,466)	(439,220)
Provision (benefit) for income taxes	35	143	228	(345)
Net loss	$(20,846)	$(143,475)	$(106,694)	$(438,875)
Net loss per share attributable to common stockholders:
Basic and diluted	$(1.04)	$(6.90)	$(5.11)	$(21.41)
Weighted average common shares outstanding:
Basic and diluted	20,054,167	20,801,624	20,893,085	20,498,477

Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale investments, net of tax	30	1,169	1,556	(1,315)
Total other comprehensive income (loss)	30	1,169	1,556	(1,315)
Total comprehensive loss	$(20,816)	$(142,306)	$(105,138)	$(440,190)

Skillz Inc.
Consolidated Balance Sheets
(Unaudited)
(in thousands, except for number of shares and par value per share amounts)

	December 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$302,027	$362,516
Restricted cash	10,000	—
Marketable securities, current	—	127,268
Accounts receivable, net	5,942	7,177
Prepaid expenses and other current assets	6,401	4,722
Total current assets	324,370	501,683
Property and equipment, net	14,549	2,991
Operating lease right-of-use assets, net	—	472
Marketable securities, non-current	1,125	56,728
Non-marketable equity securities	52,768	55,649
Other long-term assets	2,692	3,772
Total assets	$395,504	$621,295
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,712	$1,696
Operating lease liabilities, current	1,364	2,133
Other current liabilities	51,769	45,666
Total current liabilities	54,845	49,495
Operating lease liabilities, non-current	10,573	11,942
Common stock warrant liabilities, non-current	11	289
Long-term debt, non-current	123,935	272,781
Other long-term liabilities	985	8,387
Total liabilities	190,349	342,894
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of December 31, 2023 and 2022	—	—
Common stock $0.0001 par value; 31 million shares authorized; Class A common stock – 25 million shares authorized; 16 million and 18 million shares issued and outstanding as of December 31, 2023 and 2022, respectively; Class B common stock – 6 million shares authorized; 3 million shares issued and outstanding as of December 31, 2023 and 2022, respectively	41	41
Treasury stock, at cost, 2 million shares at December 31, 2023	(13,000)	—
Additional paid-in capital	1,197,923	1,153,031
Accumulated other comprehensive loss	(7)	(1,563)
Accumulated deficit	(979,802)	(873,108)
Total stockholders’ equity	205,155	278,401
Total liabilities and stockholders’ equity	$395,504	$621,295

Skillz Inc.
Consolidated Statement of Cash Flows
(Unaudited)
(in thousands)

	Twelve Months Ended December 31,
	2023	2022
Operating Activities
Net loss	$(106,694)	$(438,875)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,961	17,871
Stock-based compensation	43,692	108,202
Gain on extinguishment of debt	(15,205)	(2,553)
Accretion of unamortized debt discount and amortization of debt issuance costs	2,214	3,743
Amortization of premium for marketable securities	890	3,095
Impairment charges	3,336	168,051
Deferred income taxes	—	(698)
Change in fair value of common stock warrant liabilities	(278)	(6,004)
Other, net	17	—
Changes in operating assets and liabilities:
Accounts receivable, net	1,235	5,592
Prepaid expenses and other assets	(1,519)	11,602
Accounts payable	16	(17,222)
Loss contingency accrual	—	(4,449)
Operating lease right-of-use assets	—	1,605
Operating lease liabilities	(2,138)	(1,602)
Other accruals and liabilities	711	(27,955)
Net cash used in operating activities	(71,762)	(179,597)
Investing Activities
Purchases of property and equipment, including internal-use software	(13,233)	(1,892)
Investment in loan receivable	(2,000)	—
Purchases of marketable securities	—	(454,091)
Proceeds from sales of marketable securities	57,553	167,847
Proceeds from maturities of marketable securities	125,984	599,522
Net cash provided by investing activities	168,304	311,386
Financing Activities
Principal payments on finance leases obligations	(1,096)	(2,612)
Payments for extinguishment of debt	(135,855)	(7,298)
Repurchase of common stock	(13,000)	—
Payments for debt issuance costs	—	(2,005)
Net proceeds from exercise of stock options and issuance of common stock	—	1,310
Net cash used in financing activities	$(149,951)	$(10,605)
Net change in cash, cash equivalents and restricted cash	(53,409)	121,184
Cash, cash equivalents and restricted cash – beginning of year	365,436	244,252
Cash, cash equivalents and restricted cash – end of year	$312,027	$365,436

Skillz Inc.
Reconciliation of GAAP Net Loss to Adjusted EBITDA
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net loss	$(20,846)	$(143,475)	$(106,694)	$(438,875)
Interest income (expense), net	(4,315)	4,432	3,171	26,545
Stock-based compensation(1)	10,254	10,834	43,864	108,202
Change in fair value of common stock warrant liabilities	—	(599)	(278)	(6,004)
Provision (benefit) for income taxes	35	143	228	(345)
Depreciation and amortization	104	2,105	1,961	17,871
Gain on extinguishment of debt	—	—	(15,205)	(2,553)
Other (income) expense, net	(411)	273	(508)	(125)
Impairment charges(2)(5)	2,880	116,821	3,335	168,051
Restructuring charges(3)	—	—	—	4,830
One-time nonrecurring expenses(4)	—	—	—	26
Adjusted EBITDA	$(12,299)	$(9,466)	$(70,126)	$(122,377)
(1) For the twelve months ended December 31, 2022, amount includes stock-based compensation recognized for the cancellation of the Chief Executive Officer’s award of 805,977 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).
(2) For the three and twelve months ended December 31, 2022, amount includes impairment of intangible assets related to the developed technology and customer relationships for our Aarki acquisition, goodwill, as well as impairment of lease right-of-use assets and other long-lived assets.
(3) For the twelve months ended December 31, 2022, amount includes employee termination benefits.
(4) For the twelve months ended December 31, 2022, amounts represent IPO bonuses for certain employees, net of amounts forfeited by terminated employees.
(5) For the three and twelve months ended December 31, 2023, amount includes impairment of one of our non-marketable investments.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited)
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Research and development	$3,391	$7,425	$28,148	$52,265
Less: stock-based compensation	(428)	(1,600)	(4,010)	(4,662)
Less: restructuring charges(1)	—	—	—	(2,052)
Non-GAAP research and development	$2,963	$5,825	$24,138	$45,551

Sales and marketing	$23,051	$34,458	$122,560	$277,014
Less: stock-based compensation	(2,004)	(2,036)	(8,481)	(8,615)
Less: restructuring charges(1)	—	—	—	(1,066)
Non-GAAP sales and marketing	$21,047	$32,422	$114,079	$267,333

General and administrative	$21,898	$22,478	$99,977	$163,018
Less: stock-based compensation(2)	(7,821)	(7,198)	(31,367)	(94,925)
Less: one-time nonrecurring expenses(3)	—	—	—	(26)
Less: restructuring charges(1)	—	—	—	(1,712)
Non-GAAP general and administrative	$14,077	$15,280	$68,610	$66,355

(1) For the year ended December 31, 2022, amount includes employee termination benefits.
(2) For the year ended December 31, 2022, amount includes stock-based compensation recognized for the cancellation of the Chief Executive Officer’s award of 805,977 performance share units granted on September 14, 2021 (the “CEO Performance Stock Units”).
(3) For the year ended December 31, 2022, amounts represent IPO bonuses for certain employees, net of amounts forfeited by terminated employees.

Skillz Inc.
Supplemental Financial Information
(Unaudited)
(in millions, except ARPU and ARPPU)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Gross marketplace volume (“GMV”) (000s)(1)	$189,573	$297,575	$963,580	$1,642,282
Paying monthly active users (“PMAUs”) (000s)(2)	137	235	179	386
Monthly active users (“MAUs”) (000s)(3)	896	1,290	1,045	2,105
Average GMV per paying monthly active user(4)	460.0	423.0	448.8	354.4
Average GMV per monthly active user(5)	70.5	76.9	76.9	65.0
Average revenue per paying monthly active user (“ARPPU”)(6)	70.3	66.6	70.0	59.7
Average revenue per monthly active user (“ARPU”)(7)	10.8	12.1	11.9	11.0
Paying MAU to MAU ratio	15%	18%	17%	18%
Average end-user incentives, included as sales and marketing expense, per paying active user(8)	31.51	27.97	30.09	25.33
Average end-user incentives, included as sales and marketing expense, per playing active user(9)	4.83	5.08	5.15	4.65

(1) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’ platform. Total entry fees include entry fees paid by end-users using cash deposits, prior winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.
(2) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(3) “Monthly Active Users” or “MAUs” means the number of playing end-users who entered into a paid or free contest hosted on Skillz’ platform at least once in a month, averaged over each month in the period.
(4) “Average GMV Per Paying Monthly Active User” means the average GMV in a given month divided by Paying MAUs in that month, averaged over the period.
(5) “Average GMV Per Monthly Active User” means the average GMV in a given month divided by MAUs in that month, averaged over the period.
(6) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(7) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period and does not include a deduction for end-user incentives that are included in sales and marketing expense.
(8) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by PMAUs in that month, averaged over the period.
(9) Amount reflects the average end-user incentives included in sales and marketing expense in a given month divided by MAUs in that month, averaged over the period.